UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: December 31, 2010

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-49846	87-0638750
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

445 Park Avenue, New York, New York 10022
 (Address of principal executive offices)

(212) 307-3568
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.  Submission of Matters to a Vote of Security Holders

On December 31, 2010, China North East Petroleum Holdings Limited, a Nevada corporation (the “Company”), held an annual meeting of its stockholders (the “Annual Meeting”). Present at the Annual Meeting, in person or by proxy, were holders of 14,869,748 shares of the Company’s common stock, or 50.23% of all shares eligible to vote on the election of directors.

Edward Rule, Hongjun Wang, Jingfu Li, Ruishi Hu and Yau-Sing Tang were elected to the Company’s board of directors for the term of one year as follows:

Name	For	Against	Abstain	Broker Non-Votes
Edward Rule	14,426,061	2,175	441,512	-0-
Hongjun Wang	14,176,728	251,508	441,512	-0-
Jingfu Li	14,269,348	158,888	441,512	-0-
Ruishi Hu	14,386,758	41,478	441,512	-0-
Yau-Sing Tang	14,402,071	26,165	441,512	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

Date: January 4, 2011	By:	/s/ Jingfu Li
Jingfu Li
Acting Chief Executive Officer